UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

February 2, 2012

Date of Report (Date of earliest event reported)

CADISTA HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

State of Delaware	000-54421	31-1259887
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

207 Kiley Drive

Salisbury, MD 21801

(Address of principal executive offices) (Zip Code)

(410) 912-3700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

On February 2, 2012, our wholly-owned subsidiary, Jubilant Cadista Pharmaceuticals Inc. (“Cadista Pharmaceuticals”) entered into a credit facility agreement (the “ICICI Bank Credit Facility Agreement”) with ICICI Bank Limited, New York Branch (“ICICI Bank NY”), providing for borrowings and other credit accommodations of up to $8,500,000 (the “Maximum Amount”). On the same date, Cadista Pharmaceuticals entered into an amendment to its credit agreement with State Bank of India, New York Branch (“SBNY”), to, among other things, reflect that SBNY’s security interest will rank pari passu in those items of collateral in which both ICICI Bank NY and SBNY will have a security interest.

The ICICI Bank Facility Agreement

The ICICI Bank Credit Facility Agreement contemplates that ICICI Bank NY may extend the following loans and credit accommodations to Cadista Pharmaceuticals to be used, depending upon the facility, for purchasing raw materials or capital equipment for its manufacturing process or working capital purposes: revolving loans (“ICICI Bank Revolving Loans;” and the credit facility pursuant to which such loans are issued, the “ICICI Bank Revolving Loan Credit Facility”); the issuance of letters of credit for Cadista Pharmaceuticals account (the “ICICI Bank Letters of Credit Facility”); and a facility enabling Cadista Pharmaceuticals to discount and receive payment for certain customer invoices (the “ICICI Bank Bill Discounting Facility”). The ICICI Bank Credit Facility Agreement has a term that expires on the first anniversary of the agreement.

ICICI Bank Revolving Loans are extended and required to be repaid so that the ICICI Bank Revolving Loans, together with the amounts drawn under or due and owing under the ICICI Banks Letters of Credit Facility and the ICICI Bank Bill Discounting Facility, do not exceed a specified percentage of the sum of (i) accounts receivable satisfying certain criteria and subject to certain adjustments and (ii) inventory created and used in Cadista Pharmaceutical’s ordinary course of business. The ICICI Bank Letters of Credit Facility provides for the issuance of letters of credit, with durations ending prior to the first anniversary of the ICICI Bank Credit Facility Agreement. The ICICI Bank Bill Discounting Facility provides for advances, based upon invoices issued to specified customers, subject to a sublimit per customer of $4,000,000 in the aggregate. The aggregate amount of loans and credit accommodations that are provided under the three facilities is capped at the Maximum Amount.

If not otherwise payable before, all amounts under all three facilities are due on the expiration date of the ICICI Bank Credit Facility Agreement. The ICICI Bank Revolving Loans may be payable earlier on demand. Cadista Pharmaceuticals is required to promptly reimburse ICICI Bank NY for all amounts drawn under the letters of credit, which reimbursement may be in the form of an ICICI Bank Revolving Loan to the extent Cadista Pharmaceuticals is able to borrow such amount under the ICICI Bank Revolving Loan Credit Facility at that time. Advances under the ICICI Bank NY’s Bill Discounting Facility are payable 120 days after the advance (or if earlier, upon the demand for repayment of the ICICI Bank Revolving Loans). Interest on outstanding amounts of ICICI Bank Revolving Loans accrues at a rate equal to the three month LIBOR rate plus three and three-fourths percent (3.75%) per annum. Interest on the outstanding amount of advances under the ICICI Bank Bill Discounting Facility accrues at a rate equal to the three month LIBOR rate plus three (3%) per annum. Interest on both facilities is payable monthly.

The ICICI Bank Credit Facility Agreement requires Cadista Pharmaceuticals to maintain as of March 31 and September 30 of each fiscal year: (i) an asset coverage ratio equal to the “Bank’s Pro Rata Share of Borrower’s Assets” (as defined in the ICICI Bank Credit Facility Agreement) divided by the amounts then outstanding under the ICICI Bank Credit Facility Agreement (and the other credit documents executed in connection therewith) of not less than 1.40; and (ii) a ratio of its outstanding long-term debt, plus outstanding amounts of working capital or short term debt of Cadista Pharmaceuticals, divided by “EBITDA” (i.e. earnings before interest, taxes, depreciation, and amortization) of no more than 3.00. For purposes of the ICICI Bank NY Credit Facility Agreement: the “Bank’s Pro Rata Share of Borrower’s Assets” is equal to the product of: (x) 8.5 divided by 15 (which is the proportion that the Maximum Amount bears to the combined maximum amounts that may be borrowed or credit accommodations provided under the SBNY Revolver and the ICICI Bank Credit Facility Agreement), and (y) Cadista Pharmaceutical’s current assets. If Cadista Pharmaceutical’s financial statements reflect negative EBITDA for any six (6) month period, it may be required to fund a reserve account with ICICI Bank in an amount equal to six (6) months of interest payable on the principal amount outstanding under the ICICI Bank Credit Facility Agreement for the prior six (6) month period.

The ICICI Bank Credit Facility Agreement contains various covenants, including: covenants restricting changes in control (including that Jubilant Life Sciences Limited maintain at least a 51% equity interest in us); upon ICICI Bank NY’s request, requiring Cadista Pharmaceuticals to obtain a credit rating with respect to itself or the loan transactions; covenants restricting the repayment of affiliate indebtedness; and other restrictions similar to those contained in Cadista Pharmaceuticals’ credit agreement with State Bank of India, New York Branch (“SBNY”). All indebtedness of Cadista Pharmaceuticals to us is subordinated to Cadista Pharmaceutical’s obligations to ICICI Bank NY.

The ICICI Bank NY Credit Facility is secured by Cadista Pharmaceutical’s goods, inventory, accounts receivable, contract rights and current assets. ICICI Bank NY’s security interest ranks pari passu with the security interest of SBNY in the same assets.

The Amendment to the Credit Agreement with SBNY

The amendment to Cadista Pharmaceuticals’ credit agreement with SBNY, in addition to effectuating modifications to reflect that SBNY’s security interest will rank pari passu in those items of collateral in which both ICICI Bank NY and SBNY will have a security interest, effectuated the following changes: (i) the expiration date of the revolving credit facility was extended from March 21, 2012 to November 18, 2012; (ii) a $1,000,000 sub-limit for the issuance of letters of credit was established under the revolving credit facility; and (iii) requiring Cadista Pharmaceuticals to obtain a rating by a reputable credit agency no later than September 30, 2012, failing which Cadista Pharmaceuticals will be required to pay additional interest of 0.5% on the total commitment until it obtains such a rating.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01, which describes the material terms of the ICICI Bank Credit Facility Agreement, and documents related to such agreement, is incorporated into this Item 2.03 by this reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

10.1	Credit Facility Agreement, dated, February 2, 2012, among Jubilant Cadista Pharmaceuticals, Inc. (“Cadista Pharmaceuticals”), and ICICI Bank Limited, New York Branch (“ICICI Bank NY”)

10.2	Form of Promissory Note of Cadista Pharmaceuticals made to ICICI Bank NY, dated February 2, 2012

10.3	Security Agreement, dated February 2, 2012, between Cadista Pharmaceuticals and ICICI Bank NY

10.4	Subordination Agreement, dated February 2, 2012, between Cadista Holdings Inc. (“CHI”) and ICICI Bank NY

10.5	Non-Disposal Undertaking, dated February 2, 2012, executed by CHI and Cadista Pharmaceuticals, for the benefit of ICICI Bank NY

10.6	Intercreditor Agreement, dated February 2, 2012, among ICICI Bank NY, State Bank of India, New York Branch, Cadista Pharmaceuticals, and CHI

10.7	Undertaking, dated February 2, 2012, by Jubilant Life Sciences Limited, for the benefit of ICICI Bank NY, acknowledged and agreed to by Cadista Pharmaceuticals and CHI

10.8	Second Amendment to Credit Modification Agreement, dated February 2, 2012, among State Bank of India, New York Branch (“SBNY”), Cadista Pharmaceuticals, and CHI

10.9	Amendment to Security Agreement, dated February 2, 2012, between SBNY and Cadista Pharmaceuticals

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CADISTA HOLDINGS INC.

By:	/s/ Kamal Mandan
Kamal Mandan
Chief Financial Officer

Date:   February 7, 2012

EXHIBIT INDEX

Exhibit Number	Description

10.1	Credit Facility Agreement, dated, February 2, 2012, among Jubilant Cadista Pharmaceuticals, Inc. (“Cadista Pharmaceuticals”), and ICICI Bank Limited, New York Branch (“ICICI Bank NY”)

10.2	Form of Promissory Note of Cadista Pharmaceuticals made to ICICI Bank NY, dated February 2, 2012

10.3	Security Agreement, dated February 2, 2012, between Cadista Pharmaceuticals and ICICI Bank NY

10.4	Subordination Agreement, dated February 2, 2012, between Cadista Holdings Inc. (“CHI”) and ICICI Bank NY

10.5	Non-Disposal Undertaking, dated February 2, 2012, executed by CHI and Cadista Pharmaceuticals, for the benefit of ICICI Bank NY

10.6	Intercreditor Agreement, dated February 2, 2012, among ICICI Bank NY, State Bank of India, New York Branch, Cadista Pharmaceuticals, and CHI

10.7	Undertaking, dated February 2, 2012, by Jubilant Life Sciences Limited, for the benefit of ICICI Bank NY, acknowledged and agreed to by Cadista Pharmaceuticals and CHI

10.8	Second Amendment to Credit Modification Agreement, dated February 2, 2012, among State Bank of India, New York Branch (“SBNY”), Cadista Pharmaceuticals, and CHI.

10.9	Amendment to Security Agreement, dated February 2, 2012, between SBNY and Cadista Pharmaceuticals